Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

TO

SERIES 2012-VFN INDENTURE SUPPLEMENT

THIS AMENDMENT NO. 1 TO SERIES 2012-VFN INDENTURE SUPPLEMENT (this “Amendment”) is made as of September 13, 2013, by and between Navistar Financial Dealer Note Master Owner Trust II, a Delaware statutory trust (the “Issuer”), and Citibank, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”).

The Issuer and the Indenture Trustee are parties to the Indenture, dated as of November 2, 2011, as amended on February 13, 2013 (the “Indenture”), and the related Series 2012-VFN Indenture Supplement, dated as of August 29, 2012 (the “Series 2012-VFN Indenture Supplement”). The Issuer and the Indenture Trustee have agreed to amend the 2012-VFN Indenture Supplement pursuant to Section 10.02 of the Indenture in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Series 2012-VFN Indenture Supplement.

1. Amendment to Section 1.01. Section 1.01 of the Series 2012-VFN Indenture Supplement is hereby amended by deleting the definition of “Series 2012-VFN Overcollateralization Factor” in its entirety and replacing it with the following:

“Series 2012-VFN Overcollateralization Factor” means 28.50%; provided, however, if any outstanding series of Notes issued by the Issuing Entity or Navistar Financial Dealer Note Master Owner Trust rated upon initial issuance in the AAA/Aaa category by either Moody’s or S&P is downgraded to below AAA/Aaa, the Series 2012-VFN Overcollateralization Factor will be set at the level reasonably determined by the Administrative Agent necessary (together with any change to the Spread Account Required Percentage) to support a rating in the AAA/Aaa category for long-term debt on the Series 2012-VFN Notes, subject to the consent of the Depositor or, if the Depositor shall not so consent, the Purchase Expiration Date shall be deemed to have occurred.”

2. Miscellaneous. As amended by this Amendment, the Series 2012-VFN Indenture Supplement is in all respects ratified and confirmed and the Series 2012-VFN Indenture Supplement as so amended by this Amendment shall be read, taken and construed as one and the same instrument. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the conflict of law provisions thereof or any other jurisdiction, other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

3. Limitation of Owner Trustee Liability. Notwithstanding anything to the contrary, this Amendment has been signed by Deutsche Bank Trust Company Delaware, not in its individual capacity but solely in its capacity as Owner Trustee on behalf of the Issuer. Each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by Deutsche Bank Trust Company Delaware, but is made for the purpose of binding only the Issuer. In no event shall Deutsche Bank Trust Company Delaware have any personal liability for the representations, warranties, covenants, agreement or other obligations of the Issuer hereunder or in any certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

4. Rights of the Indenture Trustee. The Indenture Trustee shall be afforded the same rights, protections, immunities and indemnities as are set forth in the Indenture as if specifically set forth herein. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Amendment and is not responsible for any statement made herein. The Administrator hereby certifies that all of the conditions precedent for the making of this Amendment have been complied with.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Series 2012-VFN Indenture Supplement to be duly executed by their respective officers as of the date first written above.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II,
as Issuer

By:	DEUTSCHE BANK TRUST COMPANY
DELAWARE,
as Owner Trustee and not
in its individual capacity

By:	/s/ Diana Vasconez
Name:	Diana Vasconez
Title:	Attorney-in-fact

By:	/s/ Maria Inoa
Name:	Maria Inoa
Title:	Attorney-in-fact

CITIBANK, N.A., as Indenture Trustee and not in its individual capacity

By:	/s/ Jacqueline Suarez
Name:	Jacqueline Suarez
Title:	Vice President

Amendment No. 1 to

Series 2012-VFN Indenture Supplement

The undersigned hereby (a) acknowledge that Bank of America, National Association, The Bank of Nova Scotia and Credit Suisse AG, New York Branch, in their respective capacities as Managing Agents, own 100% of the Series 2012-VFN Notes and that Bank of America, National Association, The Bank of Nova Scotia and Credit Suisse AG, New York Branch are the Managing Agents under the Note Purchase Agreement, (b) acknowledge receipt of notice of this Amendment No. 1 to Series 2010-VFN Indenture Supplement and (c) consent to the execution thereof:

BANK OF AMERICA, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Margaux L. Karagosian
Name:	Margaux L. Karagosian
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Committed Purchaser and Managing Agent for the Bank of America Purchaser Group

By:	/s/ Margaux L. Karagosian
Name:	Margaux L. Karagosian
Title:	Vice President

Amendment No. 1 to

Series 2012-VFN Indenture Supplement

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser for the Liberty Street Purchaser Group

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA,
as a Committed Purchaser and Managing Agent for the Liberty Street Purchaser Group

By:	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director

Amendment No. 1 to

Series 2012-VFN Indenture Supplement

CREDIT SUISSE AG, NEW YORK BRANCH, as the Managing Agent for
the CS Purchaser Group

By:	/s/ Jason Muncy
Name:	Jason Muncy
Title:	Vice President

By:	/s/ Michelangelo Raimondi
Name:	Michelangelo Raimondi
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Committed Purchaser for
the CS Purchaser Group

By:	/s/ Jason D. Muncy
Name:	Jason D. Muncy
Title:	Authorized Signatory

By:	/s/ Michelangelo Raimondi
Name:	Michelangelo Raimondi
Title:	Authorized Signatory

Amendment No. 1 to

Series 2012-VFN Indenture Supplement

With respect to Section 4 of this Amendment, agreed to by:

NAVISTAR FINANCIAL CORPORATION, as Administrator

By:	/s/ Mary Ellen Kummer
Name:	Mary Ellen Kummer
Title:	Vice President and Assistant Treasurer

Amendment No. 1 to

Series 2012-VFN Indenture Supplement